UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 30, 2024

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)

(513) 397-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 30, 2024, Cincinnati Bell Inc. (the “Company) entered into that certain Amendment No. 3 to Credit Agreement (“Amendment No. 3”), by and among the Company, Red Fiber Parent LLC (“Holdings”), the Guarantors party thereto, Goldman Sachs Bank USA, as administrative agent (the “Administrative Agent”) and as the Incremental Term B-2 Lender (the “Incremental Term B-2 Lender”) and the existing Lenders under the Company’s Revolving Credit Facility (as defined in the Credit Agreement), in order to amend certain terms of its existing Credit Agreement (the “Credit Agreement”), dated as of September 7, 2021, as amended as of November 23, 2021 and as amended as of May 3, 2023, by and among the Company, Holdings, the Administrative Agent and the Lenders and L/C Issuers party thereto.  Amendment No. 3 provides for (i) a $300 million incremental increase to the existing Term B-2 Loans (as defined in the Credit Agreement) (the “Incremental Term B-2 Loans”) and (ii) the extension of the maturity date for the commitments under the Company’s Revolving Credit Facility to August 2028.  The Incremental Term B-2 Loans will be part of the same class of Loans as the existing Term B-2 Loans and will have the same terms as such Term B-2 Loans.  The proceeds of the Incremental Term B-2 Loans will be used (a) to repay a portion of the outstanding loans under the Revolving Credit Facility, (b) to repay borrowings under the Company’s accounts receivable securitization facility, (c) to pay fees, expenses and other transaction costs related to Amendment No. 3 and the transactions contemplated thereby and (d) for working capital and other general corporate purposes.  The other material terms, conditions and covenants of the Credit Agreement were unchanged by Amendment No. 3.

The foregoing summary of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3 that is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 3 to Credit Agreement, dated as of May 30, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: May 30, 2024	By:	/s/ Joshua T. Duckworth
		Name:	Joshua T. Duckworth
		Title:	Chief Financial Officer